Putnam
Utilities
Growth and
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-05

[GRAPHIC OMITTED: RULER]


[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended April 30, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until the early months of the 2005 calendar year. The Fed's more restrictive monetary policy, along with stubbornly high energy prices, has caused concern about the sustainability of corporate profits and slowed the stock market's momentum. Shorter-term bond prices have also been under pressure due to worries regarding inflation. In addition, credit quality issues have become a greater concern, particularly in early May, after the end of the reporting period, when rating agencies downgraded bonds issued by Ford and General Motors. Given the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. Furthermore, in this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam. See page 19 for details.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 15, 2005


Report from Fund Management

Fund highlights

 * For the six months ended April 30, 2005, Putnam Utilities Growth and Income Fund's class A shares had a total return of 9.16% without sales charges.

 * The fund's benchmark, the S&P Utilities Index, returned 16.29%.

 * The average return for the fund's Lipper peer group, the Utility Funds category, was 11.29%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund delivered solid absolute performance for the first half of its 2005 fiscal year, but lagged considerably behind its benchmark, the S&P Utilities Index. This was primarily due to differences in allocation, combined with exceptionally favorable conditions for the electric and gas utilities stocks that dominate this index. Prices for these utilities rose substantially during the period, driven up by the continuing rise in energy prices. Your fund, however, also invests in telecommunications utilities and allocates approximately 10% of its assets to fixed-income securities issued by utilities. Consequently, in comparison to the index, the fund was underweighted in the strongest-performing area of its investment universe, explaining its relative underperformance. The fund's results also lagged the average for its Lipper category. While other funds in this category invest in telecommunications stocks and fixed-income securities, some also invested directly in energy stocks during this period and thus benefited from the rising energy prices to a greater extent. We did not consider such a tactic consistent with your fund's objective and maintained its focus on utilities.


------------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 4/30/05
------------------------------------------------------
Class A
(inception 11/19/90)          NAV            POP
------------------------------------------------------
6 months                      9.16%          3.44%
------------------------------------------------------
1 year                       21.78          15.39
------------------------------------------------------
5 years                       2.44          -2.90
Annual average                0.48          -0.59
------------------------------------------------------
10 years                    114.11         102.83
Annual average                7.91           7.33
------------------------------------------------------
Annual average
(life of fund)                8.13           7.73
------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Utilities Growth and Income Fund seeks capital growth and current income by investing in stocks and bonds of utilities such as natural gas, electric, and communications services companies. It may be suitable for investors who want a long-term investment that can offer both income and growth potential.


Market overview

Although the broad stock market struggled for much of the semiannual period, electric utilities stocks delivered strong results, reflecting investors' preference for more predictable investments, and strong gas and electricity prices. The price of gas determines the cost -- and therefore the price -- of electricity in most parts of the country because so many electric companies use gas in their power generation operations. Although this is the most expensive way to generate power, it is justified in many areas because of the high demand. Companies that sell into deregulated or loosely regulated markets and that use less expensive fuels, such as coal and uranium (i.e., nuclear power), benefit from an increase in their profit margins when gas prices rise. While your fund benefited from this trend, power prices were stronger than we had anticipated, and the portfolio was not positioned to take full advantage of this situation. Telecommunications equities performed well during the early months of the period but then gave back much of their gains as growth slowed somewhat amid increasing competition.

Another favorable influence on utilities stocks was the resilient tone in the bond market for much of the period; these stocks tend to track the bond market to a greater extent than stocks in other industries. The fund's fixed-income holdings benefited from this trend as well.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/05
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 16.29%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      3.28%
------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 1.14%
------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                   6.72%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.98%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)   0.65%
------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                            -0.02%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/05.
------------------------------------------------------------------------------


Strategy overview

During this period, your fund continued its basic strategy of selecting among the securities of companies that provide basic, stable-demand services such as electricity, gas, water, and telecommunications. Our stock selection process incorporates both quantitative and qualitative factors. Quantitative factors suggest which securities we should investigate further; but our final buy and sell decisions rely principally on our assessment of economic, financial, and operating factors likely to influence a company's prospects. The most important measure of a security is our determination of its intrinsic value, based on our estimate of the earnings and cash flow we believe it can generate. Our understanding of past and future developments, risks, and uncertainties specific to the utilities industries is also a key element, and one where our views frequently differ from the conventional wisdom in the investment community.

During the semiannual period, we have not significantly changed the fund's sector allocation, which, relative to the benchmark, has a modest overweight to telecommunication equities and a slight underweight to gas and electric utilities. While the telecom industry worldwide faces slowed growth and tough competition, we feel that current stock prices are attractive enough to more than compensate for these problems. Electric and gas utilities have performed very well, in part due to strong gas prices and stable interest rates; but we will not increase our weighting here until we see better buying opportunities. Bonds issued by telecom, gas, and electric utilities continue to constitute about 10% of your portfolio, providing additional income and contributing to the portfolio's stability. In January, we rebalanced the portfolio to maintain this target weighting.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 10/31/04   as of 4/30/05

Electric utilities            58.0%             56.3%

Telecommunications            23.9%             22.9%

Regional Bells                 6.9%              6.9%

Natural gas utilities          6.9%              4.6%

Telephone                      0.8%              3.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

While the fund's solid absolute returns reflect the strength of the gas and electric utilities industries during the period, our conservative approach meant that the fund did not benefit from the strength of several of the period's top-performing companies. For example, we did not hold TXU Corp., AES Corp., and Duke Energy stock. (We did hold some bonds issued by a Duke subsidiary during the period but sold them to take advantage of their appreciation.) The fund's relative performance was also hurt by the size of its position in PG&E, the California gas and electric utility. PG&E has recovered from its recent bankruptcy and resumed its dividend payments. However, because of its troubled past, the company's stock price has taken some time to reflect its current advantageous situation. PG&E stock did appreciate over the period, but not to the same extent as others in its industry. We expect additional appreciation and are maintaining the position.

Gas and electric utilities that significantly contributed to performance over the period include Edison International, CMS Energy, Exelon, and Dominion Resources. Edison International, like PG&E, has benefited from the improving regulatory environment in California and the state's recovery from its energy crisis. Investor perceptions of CMS Energy have improved due to the efforts of new management and a successful stock offering. We sold this position at a profit during the period. Exelon is a beneficiary of higher power prices, since it has the largest fleet of low-cost nuclear power generators in the country that will, in effect, be largely deregulated in 2007. The fund also benefited from its position in Exelon bonds. Finally, Dominion Resources has substantial oil and gas assets that are undervalued by the market because they are currently, and for a while longer, locked in to contracts at below-market prices.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 4/30/05)

 1 Dominion Resources, Inc. (5.7%)
   Electric utilities

 2 PG&E Corp. (5.6%)
   Electric utilities

 3 Exelon Corp. (5.5%)
   Electric utilities

 4 Vodafone Group PLC (5.4%)
   United Kingdom
   Telecommunications

 5 Entergy Corp. (5.3%)
   Electric utilities

 6 Edison International (3.8%)
   Electric utilities

 7 FPL Group, Inc. (3.6%)
   Electric utilities

 8 Telefonica SA (2.5%)
   Spain
   Telecommunications

 9 Verizon Communications, Inc. (2.5%)
   Regional Bells

10 Sierra Pacific Resources (2.3%)
   Electric utilities

Footnote reads:
The fund's holdings will change over time.


On the telecommunications side, the fund did not participate in the appreciation of British Telecom company O2 PLC during the period. This stock had been in the portfolio earlier, but since we have sought to limit the fund's telecom exposure to mature and highly competitive markets such as the United Kingdom and Germany, we had previously taken profits on the position after it rose 17% in a month.

However, three other telecommunications companies made substantial contributions to returns. We believe that Telus, a mobile telecom company based in Western Canada, currently has the highest growth potential of any integrated North American mobile telecom company. Canada's telecommunications market consolidated from four key players into three in 2004, and, with wireless penetration in this country currently among the lowest in the developed world, we believe it offers an exceptional opportunity. Telus' management is shareholder-friendly, has increased the company's dividend level, and instituted a stock repurchase program to help boost the share price. However, despite all these attractive characteristics, the stock's potential went unnoticed until the second half of calendar 2004. As a result, the fund's position has now increased dramatically in value.

Another large holding, China Netcom, the incumbent fixed-line telecom company in Northern China, operates in several underserved markets and is positioned to benefit from growth in basic telephony as well as broadband. The company had its initial public offering in November 2004 and has appreciated significantly since then due to its attractive dividend and widely perceived growth potential. In addition, the fund benefited from its position in Hellenic Telecom, the incumbent fixed-line telecom company in Greece. Hellenic Telecom now owns majority stakes in several telecom companies in Eastern Europe and is restructuring its fixed-line operations in Greece. However, because of the company's complex structure, its potential was not well recognized in the market until recently. The fund's holdings have now appreciated substantially.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Interest rates and energy prices have driven performance of utilities stocks for the first half of the fiscal year and we believe they will continue to do so over the second half. Both these factors are difficult to forecast because they reflect both economic and geopolitical influences. While a rise in interest rates would be negative (or a fall in rates positive), we have attempted to position the portfolio so that the impact of a rise in rates, should it occur, would be less severe than for the utility group as a whole. Higher energy and electricity prices would be a positive; but given current market conditions, we are not counting on continued gains. We have consequently been positioning the fund to benefit from this appreciation to a reasonable extent while limiting its exposure to reduce the damage that a fall in prices would produce.

As of the end of the period, we viewed telecommunications stocks in Europe and Asia as very attractively priced and believed that some combination of merger and acquisition activity, government action (in China, for instance), or market appreciation had the potential to move these stocks upward toward what we consider their intrinsic value. Also as of period-end, we had underweighted telecom equities in the United States, but overweighted those in Canada, and expect to continue this positioning. In addition, we expect to maintain about 10% of the portfolio in fixed-income securities to lend stability and to help maintain an attractive dividend for the fund. While this allocation has hurt the fund's relative performance over the short term, we believe that if offers the best balance of long-term return potential and risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Global Equity Research and Core Fixed-Income teams. Michael Yogg is the Portfolio Leader and Kevin Murphy is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Global Equity
Research and Core Fixed-Income teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is as of April 30, 2005, and April 30, 2004.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Michael Yogg        2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004               *
-------------------------------------------------------------------------------------------------------------
Kevin Murphy        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $400,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Kevin Murphy is also a Portfolio Member of Putnam Income Fund.

Michael Yogg and Kevin Murphy may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Michael Yogg has played a lead role in the management of your fund since 2000, but has done so under various designations. During the year ended April 30, 2005, he was officially named Portfolio Leader and Kevin Murphy was named a Portfolio Member of your fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2005, and April 30, 2004.



------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005                           *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                2004      *
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                           *
------------------------------------------------------------------------------------------------
President and CEO                  2004      *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004      *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                2004      *
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005               *
------------------------------------------------------------------------------------------------
General Counsel                    2004      *
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005                                        *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/05
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)            (11/19/90)             (4/27/92)             (7/26/99)              (3/1/95)        (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                   9.16%      3.44%      8.70%      3.70%      8.74%      7.74%      8.91%      5.07%      9.06%
--------------------------------------------------------------------------------------------------------------------------
1 year                    21.78      15.39      20.84      15.84      20.92      19.92      21.22      17.03      21.51
--------------------------------------------------------------------------------------------------------------------------
5 years                    2.44      -2.90      -1.36      -2.96      -1.31      -1.31      -0.04      -3.56       1.26
Annual average             0.48      -0.59      -0.27      -0.60      -0.26      -0.26      -0.01      -0.72       0.25
--------------------------------------------------------------------------------------------------------------------------
10 years                 114.11     102.83      98.61      98.61      98.59      98.59     104.12      96.95     108.93
Annual average             7.91       7.33       7.10       7.10       7.10       7.10       7.40       7.01       7.65
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.13       7.73       7.33       7.33       7.33       7.33       7.61       7.34       7.87
--------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/05
------------------------------------------------------------------------------
                                                              Lipper Utility
                                            S&P Utilities     Funds category
                                            Index             average*
------------------------------------------------------------------------------
6 months                                    16.29%            11.29%
------------------------------------------------------------------------------
1 year                                      33.40             25.80
------------------------------------------------------------------------------
5 years                                     12.73              3.13
Annual average                               2.42              0.23
------------------------------------------------------------------------------
10 years                                   118.87            150.14
Annual average                               8.15              9.49
------------------------------------------------------------------------------
Annual average
(life of fund)                               8.51              9.52
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/05, there were 91, 89, 66, and 38 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/05
------------------------------------------------------------------------------------------------------
                                 Class A           Class B    Class C        Class M          Class R
------------------------------------------------------------------------------------------------------
Distributions (number)               2                 2          2              2                2
------------------------------------------------------------------------------------------------------
Income                            $0.096            $0.058     $0.062         $0.072           $0.086
------------------------------------------------------------------------------------------------------
Capital gains                        --                --         --             --                --
------------------------------------------------------------------------------------------------------
Total                             $0.096            $0.058     $0.062         $0.072            $0.086
------------------------------------------------------------------------------------------------------
Share value:                  NAV       POP         NAV        NAV        NAV        POP        NAV
------------------------------------------------------------------------------------------------------
10/31/04                      $9.58     $10.11      $9.53      $9.53      $9.57      $9.92      $9.57
------------------------------------------------------------------------------------------------------
4/30/05                       10.36      10.93      10.30      10.30      10.35      10.70*     10.35
------------------------------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------------------------------
Current dividend rate 1       1.85%      1.76%      1.09%      1.24%      1.39%      1.35%      1.70%
------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                   2.11       2.00       1.37       1.37       1.62       1.57       1.86
------------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on April 1, 2005.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)            (11/19/90)             (4/27/92)             (7/26/99)              (3/1/95)        (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                  12.23%      6.34%     11.76%      6.76%     11.80%     10.80%     11.86%      7.99%     12.01%
--------------------------------------------------------------------------------------------------------------------------
1 year                    17.13      11.03      16.32      11.32      16.26      15.26      16.58      12.54      16.87
--------------------------------------------------------------------------------------------------------------------------
5 years                    2.61      -2.81      -1.10      -2.71      -1.05      -1.05       0.12      -3.38       1.34
Annual average             0.52      -0.57      -0.22      -0.55      -0.21      -0.21       0.02      -0.68       0.27
--------------------------------------------------------------------------------------------------------------------------
10 years                 116.74     105.27     101.24     101.24     101.06     101.06     106.84      99.62     111.38
Annual average             8.04       7.46       7.24       7.24       7.23       7.23       7.54       7.16       7.77
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.09       7.69       7.29       7.29       7.29       7.29       7.57       7.30       7.82
--------------------------------------------------------------------------------------------------------------------------



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Utilities Growth and Income Fund from November 1, 2004, to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.



------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/05
------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------------
Expenses paid per $1,000*          $6.48     $10.35     $10.35      $9.06      $7.78
------------------------------------------------------------------------------------
Ending value (after expenses)  $1,091.60  $1,087.00  $1,087.40  $1,089.10  $1,090.60
------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period;
  and then dividing that result by the number of days in the year.



Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2005, use the calculation method below. To find the value of your investment on November 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 11/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 11/1/04  [DIV]  $1,000   x   per $1,000              =  paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]  $1,000   x   $6.48 (see table above) =  $64.80
------------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.



------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/05
------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------------
Expenses paid per $1,000*          $6.26      $9.99      $9.99      $8.75      $7.50
------------------------------------------------------------------------------------
Ending value (after expenses)  $1,018.60  $1,014.88  $1,014.88  $1,016.12  $1,017.36
------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05.
  The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                              Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                 1.25%     2.00%     2.00%     1.75%     1.50%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+  1.32%     2.07%     2.07%     1.82%     1.57%
------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Utilities Growth
and Income Fund              30%        40%        45%        92%        29%
------------------------------------------------------------------------------
Lipper Utility Funds
category average            132%       252%       244%       252%        70%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.84

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.


They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Approval of the Sub-Management Contract between Putnam Management and PIL

The Trustees are also required by law to have approved your fund's sub-management contract between Putnam Management and Putnam Investments Limited ("PIL"), an affiliate of Putnam Management. The Contract Committee reviewed information provided by Putnam Management and PIL and, upon completion of this review, recommended and the Independent Trustees approved your fund's sub-management contract, effective March 11, 2005.

The Trustees considered numerous factors they believe relevant in approving your fund's sub-management contract, including Putnam Management's belief that the interest of shareholders would be best served by utilizing investment professionals in Putnam's London office to manage a portion of your fund's assets and PIL's expertise in managing assets invested in European markets. The Trustees also considered that United Kingdom securities laws require a sub-advisory relationship between Putnam Management and PIL in order for Putnam's investment professionals in London to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services and that the sub-management relationship with PIL will not reduce the nature, quality or overall level of service provided to your fund.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2005 (Unaudited)

Common stocks (89.5%) (a)
Number of shares                                                          Value

Cable Television (0.5%)
-------------------------------------------------------------------------------
        43,000 Comcast Corp. Class A (Special)
               (NON)                                                 $1,364,390
         1,265 Jupiter Telecommunications Co., Ltd.
               (Japan) (NON)                                          1,006,935
           605 Jupiter Telecommunications Co., Ltd.
               144A (Japan) (NON)                                       481,578
                                                                 --------------
                                                                      2,852,903

Coal (1.2%)
-------------------------------------------------------------------------------
        30,067 Arch Coal, Inc.                                        1,333,171
        67,475 CONSOL Energy, Inc.                                    2,917,619
        52,522 Peabody Energy Corp.                                   2,298,888
                                                                 --------------
                                                                      6,549,678

Conglomerates (0.6%)
-------------------------------------------------------------------------------
        96,140 Vivendi Universal SA (France)                          2,865,022
        16,988 Vivendi Universal SA 144A (France)                       506,251
                                                                 --------------
                                                                      3,371,273

Electric Utilities (53.2%)
-------------------------------------------------------------------------------
       203,636 Alliant Energy Corp.                                   5,363,772
       175,027 Ameren Corp. (S)                                       9,048,896
       104,744 American Electric Power Co., Inc.
               (S)                                                    3,689,084
       167,973 Consolidated Edison, Inc. (S)                          7,269,871
       138,932 Constellation Energy Group, Inc.                       7,302,266
       418,234 Dominion Resources, Inc. (S)                          31,534,844
       142,990 DPL, Inc.                                              3,637,666
       152,960 DTE Energy Co.                                         7,028,512
       586,896 Edison International                                  21,304,325
         3,435 Electrabel SA (Belgium)                                1,601,433
       120,380 Energy East Corp.                                      3,132,288
       400,957 Entergy Corp.                                         29,390,148
       620,952 Exelon Corp. (S)                                      30,737,124
       167,738 FirstEnergy Corp.                                      7,299,958
       495,330 FPL Group, Inc.                                       20,219,371
       107,267 Great Plains Energy, Inc. (S)                          3,280,225
        55,227 Iberdrola SA (Spain)                                   1,444,476
       479,769 National Thermal Power Corp., Ltd.
               (India)                                                  906,806
       136,733 Northeast Utilities                                    2,503,581
        36,746 OGE Energy Corp.                                       1,014,190
       901,072 PG&E Corp.                                            31,285,220
        34,797 Pinnacle West Capital Corp. (S)                        1,457,994
       204,045 PPL Corp.                                             11,071,482
       171,712 Progress Energy, Inc. (S)                              7,210,187
       173,564 Public Service Enterprise Group,
               Inc. (S)                                              10,084,068
        75,957 Puget Energy, Inc.                                     1,628,518
        85,053 SCANA Corp.                                            3,303,459
        47,180 Scottish Power PLC ADR (United
               Kingdom)                                               1,530,991
     1,174,816 Sierra Pacific Resources (NON) (S)                    12,711,509
       223,811 Southern Co. (The) (S)                                 7,374,572
       188,000 Wisconsin Energy Corp.                                 6,628,880
       219,353 XCEL Energy, Inc. (S)                                  3,768,485
                                                                 --------------
                                                                    295,764,201

Natural Gas Utilities (4.2%)
-------------------------------------------------------------------------------
        21,164 Energen Corp.                                          1,311,110
        88,094 Equitable Resources, Inc.                              5,077,738
       153,773 MDU Resources Group, Inc.                              4,156,484
       130,667 NiSource, Inc. (S)                                     3,036,701
       238,120 Sempra Energy                                          9,615,286
                                                                 --------------
                                                                     23,197,319

Oil & Gas (0.5%)
-------------------------------------------------------------------------------
        51,008 Questar Corp.                                          2,978,867

Power Producers (0.2%)
-------------------------------------------------------------------------------
       355,925 International Power PLC (United
               Kingdom)                                               1,241,566

Regional Bells (6.0%)
-------------------------------------------------------------------------------
       197,068 BellSouth Corp. (S)                                    5,220,331
       432,711 SBC Communications, Inc. (S) (SEG)                    10,298,522
       138,770 Telus Corp. (Canada)                                   4,162,989
       382,869 Verizon Communications, Inc.                          13,706,710
                                                                 --------------
                                                                     33,388,552

Telecommunications (19.7%)
-------------------------------------------------------------------------------
        18,067 ALLTEL Corp.                                           1,029,096
       111,335 American Tower Corp. Class A (NON)
               (S)                                                    1,918,302
        62,047 CenturyTel, Inc. (S)                                   1,904,222
       842,000 China Mobile (Hong Kong), Ltd. (Hong
               Kong)                                                  2,916,298
        43,042 Fastweb (Italy) (NON) (S)                              1,946,032
       248,832 France Telecom SA (France)                             7,306,455
        37,911 France Telecom SA 144A (France)                        1,113,181
       212,630 Hellenic Telecommunication
               Organization (OTE) SA (Greece)                         3,987,181
       997,000 Hutchinson Telecommunications
               International, Ltd. (Hong Kong)
               (NON)                                                    946,418
        57,760 KT Freetel Co., Ltd. (South Korea)                     1,323,787
       187,512 Magyar Tavkozlesi I Rt (Matav)
               (Hungary)                                                829,019
        42,910 Maroc Telecom 144A (Casablanca Stock
               Exchange) (Morocco) (NON)                                420,491
        60,070 Maroc Telecom 144A (Paris Stock
               Exchange) (Morocco) (NON)                                585,325
        37,332 Mobistar SA (Belgium)                                  3,190,339
       251,503 Nextel Communications, Inc. Class A
               (NON)                                                  7,039,569
        25,900 Nextel Partners, Inc. Class A (NON)
               (S)                                                      609,168
           682 Nippon Telegraph & Telephone (NTT)
               Corp. (Japan)                                          2,873,632
         2,032 NTT DoCoMo, Inc. (Japan)                               3,138,074
        88,100 PanAmSat Holding Corp. (S)                             1,554,965
       278,600 Sprint Corp. (FON Group) (S)                           6,201,636
       695,000 StarHub Ltd. (Singapore) (NON)                           561,376
        67,450 TDC A/S (Denmark)                                      2,890,650
       687,954 Telecom Corp. of New Zealand, Ltd.
               (New Zealand)                                          3,051,292
     1,885,455 Telecom Italia SpA (Italy)                             6,414,723
       826,537 Telefonica SA (Spain)                                 14,098,279
        24,142 Telefonos de Mexico SA de CV
               (Telmex) ADR Ser. L (Mexico)                             818,414
       121,800 Telenor ASA (Norway)                                   1,020,902
    11,465,256 Vodafone Group PLC (United Kingdom)                   29,965,439
                                                                 --------------
                                                                    109,654,265

Telephone (2.5%)
-------------------------------------------------------------------------------
     2,498,000 China Netcom Group Corp. Hong Kong,
               Ltd. (Hong Kong)                                       3,364,633
       705,185 Koninklijke (Royal) KPN NV
               (Netherlands)                                          5,903,891
        70,000 Koninklijke (Royal) KPN NV 144A
               (Netherlands)                                            586,048
       123,367 Telekom Austria AG (Austria)                           2,378,167
        27,200 Telekom Austria AG 144A (Austria)                        524,339
       385,000 Telekom Malaysia Berhad (Malaysia)                       977,697
                                                                 --------------
                                                                     13,734,775

Water Utilities (0.9%)
-------------------------------------------------------------------------------
       138,312 Aqua America, Inc.                                     3,692,930
       100,380 Southwest Water Co.                                    1,114,720
                                                                 --------------
                                                                      4,807,650
                                                                 --------------
               Total Common stocks
               (cost $392,743,336)                                 $497,541,049

Corporate bonds and notes (8.2%) (a)
Principal amount                                                          Value

Electric Utilities (3.1%)
-------------------------------------------------------------------------------
      $810,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                    $836,670
       165,000 AEP Texas North Co. sr. notes
               Ser. B, 5 1/2s, 2013                                     171,326
       950,000 Carolina Power & Light Co. 1st mtge.
               5.7s, 2035                                               973,576
        50,000 CenterPoint Energy Houston Electric
               LLC general ref. mtge.
               Ser. M2, 5 3/4s, 2014                                     52,604
        95,000 Cleveland Electric Illuminating Co.
               (The) sec. notes Ser. D, 7.43s, 2009                     105,408
       430,000 Connecticut Light & Power Co. 1st
               mtge. Ser. D, 7 7/8s, 2024                               562,002
       585,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                     596,802
        50,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 5/8s, 2013                                    51,259
       715,000 Detroit Edison Co. 144A 1st mtge.
               5.45s, 2035                                              712,949
       300,000 DPL, Inc. sr. notes 6 7/8s, 2011                         319,500
       650,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                             653,419
       275,000 Duquesne Light Co. 1st mtge. Ser. O,
               6.7s, 2012                                               304,565
       525,000 Entergy Arkansas Inc. 1st mtge.
               5.4s, 2018                                               524,138
       895,000 FirstEnergy Corp. notes Ser. B,
               6.45s, 2011                                              961,225
       130,000 FirstEnergy Corp. notes Ser. C,
               7 3/8s, 2031                                             153,210
       320,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             339,262
       645,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                              714,400
       465,000 Florida Power Corp. 1st mtge. 5.9s,
               2033                                                     483,906
       155,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                         166,174
       430,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                       431,044
       195,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                     196,475
       325,000 Nevada Power Co. 144A general ref.
               mtge. 5 7/8s, 2015                                       315,250
        72,000 Nevada Power Co. 2nd mtge. 9s, 2013                       79,380
       740,000 Niagara Mohawk Power Corp. sr. notes
               Ser. G, 7 3/4s, 2008                                     821,086
        10,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                     11,547
       355,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                       386,054
       410,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2015                                       449,136
       390,000 Oncor Electric Delivery Co. sec.
               notes 7 1/4s, 2033                                       476,225
       845,000 Pacific Gas & Electric Co. 1st mtge.
               4.8s, 2014                                               838,500
       665,000 Pacific Gas & Electric Co. 1st mtge.
               6.05s, 2034                                              715,606
        70,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                               73,085
       470,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                     480,065
       184,395 Power Receivable Finance, LLC 144A
               sr. notes 6.29s, 2012                                    191,170
        10,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                             10,818
        50,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                      49,978
       240,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                               253,426
       610,000 Public Service Electric & Gas Co.
               sec. notes 5s, 2014                                      614,324
       248,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               269,902
       185,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                             208,115
       120,000 Southern California Edison Co. 1st
               mtge. 5s, 2014                                           121,486
        35,000 Southern California Edison Co. 1st
               mtge. 5s, 2016                                            34,989
        55,000 Southern California Edison Co. 1st
               mtge. 6s, 2034                                            59,367
       275,000 Southern Power Co. sr. notes Ser. D,
               4 7/8s, 2015                                             270,043
       260,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                     291,291
       815,000 TransAlta Corp. notes 6 3/4s, 2012
               (Canada)                                                 891,850
       195,000 Wisconsin Electric Power notes
               4 1/2s, 2013                                             191,098
                                                                 --------------
                                                                     17,413,705

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------
        70,000 Atmos Energy Corp. notes 4.95s, 2014                      69,203
       120,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                       136,080
     1,425,000 Consolidated Natural Gas Co. sr.
               notes 5s, 2014                                         1,419,266
       260,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                     265,030
       240,000 Texas Eastern Transmission LP sr.
               notes 7s, 2032                                           283,963
                                                                 --------------
                                                                      2,173,542

Oil & Gas (--%)
-------------------------------------------------------------------------------
       115,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                         117,478

Power Producers (0.3%)
-------------------------------------------------------------------------------
       975,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    1,143,188

Regional Bells (0.9%)
-------------------------------------------------------------------------------
       250,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    265,513
       390,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                             442,573
       915,000 BellSouth Corp. bonds 5.2s, 2014                         926,922
        25,000 Michigan Bell Telephone Co. debs.
               7.85s, 2022                                               30,133
       360,000 SBC Communications, Inc. notes 5.1s,
               2014                                                     360,163
       570,000 Telus Corp. notes 8s, 2011 (Canada)                      658,350
       105,000 Verizon Global Funding Corp. notes
               7 3/4s, 2030                                             130,653
     2,060,000 Verizon New England Inc. sr. notes
               6 1/2s, 2011                                           2,226,153
        55,000 Verizon New Jersey, Inc. debs. 8s,
               2022                                                      66,389
                                                                 --------------
                                                                      5,106,849

Telecommunications (2.8%)
-------------------------------------------------------------------------------
       460,000 AT&T Wireless Services, Inc. notes
               8 1/8s, 2012                                             543,852
       160,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                       218,201
     1,740,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                     2,001,957
     1,540,000 British Telecommunications PLC notes
               8 3/8s, 2010 (United Kingdom)                          1,806,503
       410,000 Deutsche Telekom International
               Finance BV bonds 8 1/2s,  2010
               (Germany)                                                475,498
     1,625,000 Deutsche Telekom International
               Finance BV company guaranty
               8 3/4s, 2030 (Germany)                                 2,182,428
       195,000 Deutsche Telekom International
               Finance BV notes 5 1/4s,  2013
               (Germany)                                                199,119
       490,000 France Telecom notes 8 3/4s, 2031
               (France)                                                 663,378
     1,250,000 France Telecom notes 7 3/4s, 2011
               (France)                                               1,440,555
     1,750,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                  1,975,328
        55,000 Sprint Capital Corp. company
               guaranty 6.9s, 2019                                       61,457
     1,220,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  1,360,400
        45,000 Sprint Capital Corp. notes 8 3/8s,
               2012                                                      53,289
       770,000 Telecom Italia Capital SA company
               guaranty 6 3/8s, 2033 (Luxembourg)                       802,823
        70,000 Telecom Italia Capital SA company
               guaranty 5 1/4s, 2013 (Luxembourg)                        70,127
       245,000 Telecom Italia Capital SA 144A
               company guaranty 4s, 2010
               (Luxembourg)                                             236,170
     1,000,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                  1,314,345
                                                                 --------------
                                                                     15,405,430

Telephone (0.7%)
-------------------------------------------------------------------------------
     2,145,000 New England Telephone & Telegraph
               Co. debs. 7 7/8s, 2029                                 2,588,946
       275,000 Telefonica Europe BV company
               guaranty 8 1/4s, 2030 (Netherlands)                      372,156
       950,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                    1,089,476
                                                                 --------------
                                                                      4,050,578
                                                                 --------------
               Total Corporate bonds and notes
               (cost $43,462,933)                                   $45,410,770

Warrants (0.4%) (a) (NON)                            Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
       308,274 Hanaro Telecom 144A Structured
               Exercise Call Warrants (issued by
               UBS AG) (South Korea)                 9/5/05            $779,193
        43,537 KT Corp. 144A Structured Exercise
               Call Warrants (issued by UBS AG)
               (South Korea)                         1/13/06          1,659,382
                                                                 --------------
               Total Warrants (cost $2,614,771)                      $2,438,575

Short-term investments (17.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $88,026,893 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               2.80% to 3.15% and due dates ranging
               from May 2, 2005 to June 24, 2005 (d)                $87,995,974
    10,776,373 Putnam Prime Money Market Fund (e)                    10,776,373
                                                                 --------------
               Total Short-term investments
               (cost $98,772,347)                                   $98,772,347
-------------------------------------------------------------------------------
               Total Investments
               (cost $537,593,387)                                 $644,162,741
-------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $556,043,551.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2005.

  (S) Securities on loan, in part or in entirety, at April 30, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates at April 30, 2005.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2005: (as a percentage of Portfolio Value)

           Austria                   0.5%
           Belgium                   0.9
           Canada                    1.0
           Denmark                   0.5
           France                    2.5
           Germany                   0.5
           Greece                    0.7
           Hong Kong                 1.3
           Italy                     1.5
           Japan                     1.3
           Netherlands               1.4
           New Zealand               0.5
           South Korea               0.7
           Spain                     2.8
           United Kingdom            6.4
           United States            76.0
           Other                     1.5
                                   -----
           Total                   100.0%



Forward currency contracts to buy at April 30, 2005 (Unaudited)
(aggregate face value $7,360,220)

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                      $206,515          $202,410           7/20/05            $4,105
Hong Kong Dollar                      1,642,148         1,641,042           5/18/05             1,106
Japanese Yen                          1,522,270         1,573,896           5/18/05           (51,626)
Norwegian Krone                         684,412           688,654           6/15/05            (4,242)
Swedish Krona                         1,639,737         1,710,225           6/15/05           (70,488)
Swiss Franc                           1,505,531         1,543,993           6/15/05           (38,462)
------------------------------------------------------------------------------------------------------
                                                                                            $(159,607)
------------------------------------------------------------------------------------------------------




Forward currency contracts to sell at April 30, 2005 (Unaudited)
(aggregate face value $31,381,484)

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                        $5,154,308        $5,130,653           6/15/05          $(23,655)
Canadian Dollar                       2,525,065         2,594,755           7/20/05            69,690
Danish Krone                          2,227,997         2,268,003           6/15/05            40,006
Euro                                 13,758,692        13,976,549           6/15/05           217,857
Hong Kong Dollar                      5,240,936         5,261,546           5/18/05            20,610
Mexican Peso                             26,293            25,527           7/20/05              (766)
New Zealand Dollar                    2,199,780         2,124,451           7/20/05           (75,329)
------------------------------------------------------------------------------------------------------
                                                                                             $248,413
------------------------------------------------------------------------------------------------------




Futures contracts outstanding at April 30, 2005 (Unaudited)
                                                                                           Unrealized
                                      Number of                          Expiration     appreciation/
                                      contracts             Value              date    (depreciation)
------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Short)                    4          $459,375            Jun-05          $(18,262)
U.S. Treasury Note
5 yr (Long)                                  55         5,964,922            Jun-05            99,524
U.S. Treasury Note
10 yr (Short)                                29         3,231,234            Jun-05           (37,141)
------------------------------------------------------------------------------------------------------
                                                                                              $44,121
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
April 30, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $86,535,310
of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $526,817,014)              $633,386,368
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $10,776,373) (Note 5)          10,776,373
-------------------------------------------------------------------------------
Cash                                                                    8,657
-------------------------------------------------------------------------------
Foreign currency (cost $317,695) (Note 1)                             335,145
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,220,967
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                400,711
-------------------------------------------------------------------------------
Receivable for securities sold                                      6,712,000
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               353,374
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)              57,895
-------------------------------------------------------------------------------
Total assets                                                     $654,251,490

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                   5,750
-------------------------------------------------------------------------------
Payable for securities purchased                                    7,622,168
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            733,644
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   938,112
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             96,117
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                135,776
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,375
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                171,615
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 87,995,974
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  264,568
-------------------------------------------------------------------------------
Other accrued expenses                                                242,840
-------------------------------------------------------------------------------
Total liabilities                                                  98,207,939
-------------------------------------------------------------------------------
Net assets                                                       $556,043,551

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $606,632,842
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,606,505
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (158,852,323)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 106,656,527
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $556,043,551

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($461,877,560 divided by 44,566,805 shares)                            $10.36
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.36)*                $10.93
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($85,561,572 divided by 8,303,699 shares)**                            $10.30
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,277,498 divided by 415,217 shares)**                               $10.30
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,146,284 divided by 400,703 shares)                                 $10.35
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.35)*                $10.70
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($180,637 divided by 17,453 shares)                      $10.35
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $173,666)                         $7,498,370
-------------------------------------------------------------------------------
Interest (including interest income of $118,439 from
investments in affiliated issuers) (Note 5)                         1,414,449
-------------------------------------------------------------------------------
Securities lending                                                     70,497
-------------------------------------------------------------------------------
Other income (Note 6)                                                 311,551
-------------------------------------------------------------------------------
Total investment income                                             9,294,867
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,916,558
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      530,558
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               159,841
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             14,677
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       20,521
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 571,339
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 454,663
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  19,496
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  14,069
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     339
-------------------------------------------------------------------------------
Other                                                                 152,685
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     3,902
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (3,902)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (8,087)
-------------------------------------------------------------------------------
Total expenses                                                      3,846,659
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (174,090)
-------------------------------------------------------------------------------
Net expenses                                                        3,672,569
-------------------------------------------------------------------------------
Net investment income                                               5,622,298
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of
$39,745) (Notes 1 and 3)                                           30,397,403
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                        78,746
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (1,285,338)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                            1,388
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  922,879
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the period                     12,895,051
-------------------------------------------------------------------------------
Net gain on investments                                            43,010,129
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $48,632,427
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $5,622,298      $10,634,636
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             29,192,199       34,290,265
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        13,817,930       58,483,378
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        48,632,427      103,408,279
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (4,339,579)      (8,329,555)
-------------------------------------------------------------------------------
Class B                                             (524,553)      (1,115,824)
-------------------------------------------------------------------------------
Class C                                              (24,346)         (48,439)
-------------------------------------------------------------------------------
Class M                                              (26,557)         (50,690)
-------------------------------------------------------------------------------
Class R                                               (1,153)            (499)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 672               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (31,925,281)    (147,085,154)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           11,791,630      (53,221,882)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              544,251,921      597,473,803
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,606,505 and
$900,395, respectively)                         $556,043,551     $544,251,921
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.58           $8.06           $6.71           $9.56          $13.86          $14.06
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .11 (d)(f)      .18 (d)         .19             .23             .25             .36
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .77            1.51            1.34           (2.84)          (2.73)            .75
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .88            1.69            1.53           (2.61)          (2.48)           1.11
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.10)           (.17)           (.17)           (.22)           (.25)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.53)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.01)           (.02)           (.04)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.10)           (.17)           (.18)           (.24)          (1.82)          (1.31)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.36           $9.58           $8.06           $6.71           $9.56          $13.86
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      9.16*          21.18           23.17          (27.73)         (20.40)           9.04
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $461,878        $444,698        $478,304        $469,497        $846,231      $1,128,437
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .62*(d)        1.28 (d)        1.23            1.12            1.05            1.01
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.07*(d)(f)     2.11 (d)        2.65            2.68            2.14            2.78
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     18.99*          29.95           40.12           44.93           91.91           29.42
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.06% of average net assets for class A shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.53           $8.02           $6.67           $9.51          $13.78          $13.98
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07 (d)(f)      .12 (d)         .14             .16             .16             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .76            1.49            1.34           (2.82)          (2.70)            .74
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .83            1.61            1.48           (2.66)          (2.54)           1.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.06)           (.10)           (.12)           (.16)           (.17)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.53)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.01)           (.02)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.06)           (.10)           (.13)           (.18)          (1.73)          (1.20)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.30           $9.53           $8.02           $6.67           $9.51          $13.78
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.70*          20.21           22.40          (28.35)         (20.93)           8.19
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $85,562         $92,191        $111,163        $107,158        $213,564        $335,411
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .99*(d)        2.03 (d)        1.98            1.87            1.80            1.76
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .69*(d)(f)     1.37 (d)        1.89            1.92            1.39            2.06
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     18.99*          29.95           40.12           44.93           91.91           29.42
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.05% of average net assets for class B shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.53           $8.02           $6.67           $9.51          $13.79          $14.04
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07 (d)(f)      .12 (d)         .14             .16             .16             .25
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .76            1.50            1.34           (2.82)          (2.70)            .74
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .83            1.62            1.48           (2.66)          (2.54)            .99
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.06)           (.11)           (.12)           (.16)           (.18)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.53)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.01)           (.02)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.06)           (.11)           (.13)           (.18)          (1.74)          (1.24)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.30           $9.53           $8.02           $6.67           $9.51          $13.79
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.74*          20.27           22.45          (28.37)         (20.93)           8.12
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $4,277          $3,655          $3,699          $3,332          $6,028          $4,734
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .99*(d)        2.03 (d)        1.98            1.87            1.80            1.76
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .71*(d)(f)     1.36 (d)        1.87            1.93            1.38            1.94
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     18.99*          29.95           40.12           44.93           91.91           29.42
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.06% of average net assets for class C shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.57           $8.05           $6.70           $9.55          $13.83          $14.03
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .08 (d)(f)      .14 (d)         .16             .18             .19             .29
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .77            1.51            1.34           (2.83)          (2.71)            .75
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .85            1.65            1.50           (2.65)          (2.52)           1.04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.07)           (.13)           (.14)           (.18)           (.20)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.53)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.01)           (.02)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.07)           (.13)           (.15)           (.20)          (1.76)          (1.24)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.35           $9.57           $8.05           $6.70           $9.55          $13.83
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.91*          20.58           22.61          (28.16)         (20.72)           8.49
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $4,146          $3,613          $4,307          $4,358          $8,692         $13,320
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .87*(d)        1.78 (d)        1.73            1.62            1.55            1.51
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .83*(d)(f)     1.61 (d)        2.16            2.17            1.64            2.28
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     18.99*          29.95           40.12           44.93           91.91           29.42
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.06% of average net assets for class M shares (Note 6).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------
                                             Six months    For the period
                                               ended         December 1,
                                             April 30           2003+
Per-share                                   (Unaudited)    to October 31
operating performance                           2005            2004
------------------------------------------------------------------------------
Net asset value,
beginning of period                            $9.57           $8.20
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a) (d)                    .10 (f)         .15
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              .77            1.38
------------------------------------------------------------------------------
Total from
investment operations                            .87            1.53
------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------
From net investment income                      (.09)           (.16)
------------------------------------------------------------------------------
Total distributions                             (.09)           (.16)
------------------------------------------------------------------------------
Redemption fees                                   -- (e)          --
------------------------------------------------------------------------------
Net asset value,
end of period                                 $10.35           $9.57
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          9.06*          18.86*
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $181             $95
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c) (d)                    .74*           1.41*
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                     .98*(f)        1.71*
------------------------------------------------------------------------------
Portfolio turnover (%)                         18.99*          29.95
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended April 30, 2005 and October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.07% of average net assets for class R shares (Note 6).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M and class R shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2005 fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.


The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2005, the value of securities loaned amounted to $86,535,310. The fund received cash collateral of $87,995,974 which is pooled with collateral of other Putnam funds into 18 issuers of high-grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $186,468,295 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------------
  $134,826,463   October 31, 2010
    51,641,832   October 31, 2011

The aggregate identified cost on a tax basis is $539,153,964, resulting in gross unrealized appreciation and depreciation of $118,322,994 and $13,314,217, respectively, or net unrealized appreciation of $105,008,777.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2005, Putnam Management has assumed $3,902 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective March 11, 2005, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2005, the fund paid PFTC $688,792 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2005, the fund's expenses were reduced by $174,090 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,230, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.


For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $11,496 and $236 from the sale of class A and class M shares, respectively, and received $54,820 and $209 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A shares and M shares, respectively. For the six months ended April 30, 2005, Putnam Retail Management, acting as underwriter, received $20 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended April 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $103,775,800 and $136,453,935, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At April 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,742,317       $27,893,570
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       377,171         3,864,032
----------------------------------------------------------------
                                     3,119,488        31,757,602

Shares repurchased                  (4,962,653)      (50,382,561)
----------------------------------------------------------------
Net decrease                        (1,843,165)     $(18,624,959)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,436,675       $39,241,504
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       842,583         7,396,481
----------------------------------------------------------------
                                     5,279,258        46,637,985

Shares repurchased                 (18,192,334)     (155,899,215)
----------------------------------------------------------------
Net decrease                       (12,913,076)    $(109,261,230)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            590,089        $5,943,434
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        45,246           461,191
----------------------------------------------------------------
                                       635,335         6,404,625

Shares repurchased                  (2,007,814)      (20,342,523)
----------------------------------------------------------------
Net decrease                        (1,372,479)     $(13,937,898)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,323,158       $11,647,942
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       111,883           976,625
----------------------------------------------------------------
                                     1,435,041        12,624,567

Shares repurchased                  (5,628,173)      (48,540,669)
----------------------------------------------------------------
Net decrease                        (4,193,132)     $(35,916,102)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             80,116          $809,680
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,013            20,514
----------------------------------------------------------------
                                        82,129           830,194

Shares repurchased                     (50,479)         (507,941)
----------------------------------------------------------------
Net increase                            31,650          $322,253
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            163,950        $1,440,945
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,619            40,438
----------------------------------------------------------------
                                       168,569         1,481,383

Shares repurchased                    (246,251)       (2,153,798)
----------------------------------------------------------------
Net decrease                           (77,682)        $(672,415)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             75,996          $774,396
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,455            25,129
----------------------------------------------------------------
                                        78,451           799,525

Shares repurchased                     (55,372)         (560,874)
----------------------------------------------------------------
Net increase                            23,079          $238,651
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             76,722          $688,262
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,392            47,318
----------------------------------------------------------------
                                        82,114           735,580

Shares repurchased                    (239,526)       (2,060,124)
----------------------------------------------------------------
Net decrease                          (157,412)      $(1,324,544)
----------------------------------------------------------------

                                 Six months ended April 30, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             14,081          $143,841
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           113             1,153
----------------------------------------------------------------
                                        14,194           144,994

Shares repurchased                      (6,617)          (68,322)
----------------------------------------------------------------
Net increase                             7,577           $76,672
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                             to October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              9,823           $88,651
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            54               494
----------------------------------------------------------------
                                         9,877            89,145

Shares repurchased                          (1)               (8)
----------------------------------------------------------------
Net increase                             9,876           $89,137
----------------------------------------------------------------

At April 30, 2005 Putnam, LLC owned 125 class R shares of the fund (0.7% of class R shares outstanding), valued at $1,294.


Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the six months ended April 30, 2005, management fees paid were reduced by $8,087 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $118,439 for the six months ended April 30, 2005. During the six months ended April 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $113,352,963 and $113,029,326, respectively.


Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:


                                  Votes              Votes
                                  For                Withheld
------------------------------------------------------------------------------
Jameson A. Baxter                 34,759,539         1,387,677
Charles B. Curtis                 34,800,475         1,346,741
Myra R. Drucker                   34,741,882         1,405,334
Charles E. Haldeman, Jr.          34,764,353         1,382,863
John A. Hill                      34,752,185         1,395,031
Ronald J. Jackson                 34,804,338         1,342,878
Paul L. Joskow                    34,783,592         1,363,624
Elizabeth T. Kennan               34,773,320         1,373,896
John H. Mullin, III               34,799,284         1,347,932
Robert E. Patterson               34,820,482         1,326,734
George Putnam, III                34,717,876         1,429,340
A.J.C. Smith*                     34,751,112         1,396,104
W. Thomas Stephens                34,803,590         1,343,626
Richard B. Worley                 34,758,961         1,388,255

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:


                                  Votes              Votes
                                  For                Against       Abstentions
------------------------------------------------------------------------------
                                  25,078,594         2,302,682     8,765,940

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:


                                  Votes              Votes
                                  For                Withheld      Abstentions
------------------------------------------------------------------------------
                                  25,371,493         2,121,982     8,653,741

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:


                                  Votes              Votes
                                  For                Withheld      Abstentions
------------------------------------------------------------------------------
                                  26,243,017         1,380,282     8,523,917

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated:

                                  Votes              Votes
                                  For                Withheld      Abstentions
------------------------------------------------------------------------------
                                  25,701,651         1,782,628     8,744,539

All tabulations are rounded to nearest whole number.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Research group for the year ended April 30, 2005. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Citigroup Global Markets, Goldman Sachs, Lehman Brothers, Deutsche Bank Securities, and UBS Warburg. Commissions paid to these firms together represented approximately 50% of the total brokerage commissions paid for the year ended April 30, 2005.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, and SG Cowen.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


SA026-225016  6/05


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 27, 2005